                                                                    EXHIBIT 99.1


PINNACLE AIRLINES REPORTS FIRST QUARTER 2006 FINANCIAL RESULTS


MEMPHIS, TN -- April 27, 2006 -- Pinnacle Airlines Corp. (Nasdaq: PNCL) ("Pinnacle" or the "Company") today reported first quarter 2006 earnings per fully diluted share ("EPS") of $0.61, 11% higher than pro forma EPS of $0.55, excluding a nonrecurring after-tax gain of $0.51 recorded in the first quarter of 2005. During the first quarter of 2005, the Company recorded a pre-tax gain of $18.0 million ($11.3 million net of related income taxes) associated with the repurchase of its note payable to Northwest Airlines. Including this gain, first quarter 2005 EPS was $1.06. Net income in the first quarter of 2006 was $13.3 million, 11% higher than pro forma first quarter 2005 net income of $12.0 million, excluding the aforementioned gain.

In the first quarter of 2006, Pinnacle recorded operating revenue of $207.1 million, an increase of $12.4 million, or 6%, over the same period in 2005. For the quarter, Pinnacle completed 102,597 block hours and 61,265 cycles, increases of 2% and 7%, respectively, over the same period in 2005.

Pinnacle's operating margin for the first quarter of 2006 was 10.4%, as compared to an operating margin of 10.3% for the first quarter of 2005. The improvement in operating margin is partially attributable to strong operational performance in 2006. Pinnacle surpassed the operating performance levels contained in its airline services agreement with Northwest during the quarter. The Company ended the quarter with seven consecutive days without a flight cancellation between March 24 and March 30.

"Once again, our People have delivered outstanding operational performance at costs that are among the lowest in the industry," said Philip H. Trenary, Pinnacle's President and Chief Executive Officer. "This combination serves as an excellent foundation for long-term success with Northwest Airlines."

A key goal for Pinnacle in the near future remains securing the Company's existing business relationship with Northwest Airlines. While no time frame for discussions with Northwest has been set, Pinnacle believes that negotiations regarding the two parties' future relationship will begin soon. However, the timeline upon which to begin those negotiations is outside of the Company's control. Northwest Airlines has again extended the deadline for requesting additional security deposits from Pinnacle totaling $21.7 million related to aircraft subleases between Northwest and Pinnacle to May 15, 2006. Pinnacle expects this matter to be resolved during its discussions with Northwest.

Pinnacle ended the quarter with cash and short-term investments totaling $90.7 million. Pinnacle's short-term obligations at March 31, 2006 include $17 million outstanding on its revolving credit facility with First Tennessee Bank (the "Revolver"). As of the end of the first quarter, Pinnacle was not in compliance with one of the financial covenants contained in the loan agreement, giving First Tennessee the right to accelerate payment of the outstanding balance. Through discussions with First Tennessee, Pinnacle believes that the bank will not seek to accelerate repayment of the Revolver prior to its maturity in June 2006. However, Pinnacle also believes that First Tennessee does not intend to renew the Revolver upon its maturity. The Company expects to repay this facility during the second quarter out of its existing cash and short-term investments.


Non-GAAP Disclosures


This release and certain tables accompanying this release include certain financial information not prepared in accordance with generally accepted accounting principles ("GAAP"), regarding net income and EPS for the three months ended March 31, 2006 excluding the nonrecurring gain on repurchase of the note payable with Northwest. Pinnacle believes that this information is useful to investors as it indicates more clearly Pinnacle's comparative year-to-year results. None of this information should be considered a substitute for any measures prepared in accordance with GAAP. Pinnacle has included its reconciliations of these non-GAAP financial measures to the most comparable GAAP financial measures in the accompanying schedules.

About Pinnacle

Pinnacle Airlines Corp. operates through its wholly owned subsidiary, Pinnacle Airlines, Inc., as a regional airline that provides airline capacity to Northwest Airlines, Inc. Pinnacle operates as a Northwest Airlink carrier at Northwest's domestic hub airports in Detroit, Minneapolis/St. Paul and Memphis and the focus city of Indianapolis. Pinnacle currently operates an all-jet fleet of 124 Canadair Regional Jets and offers scheduled passenger service with 709 daily departures to 112 cities in 35 states and three Canadian provinces. Pinnacle Airlines maintains its headquarters in Memphis, Tennessee, and employs approximately 3,550 People.


Forward-Looking Statements

This press release contains various forward-looking statements that are based on management's beliefs, as well as assumptions made by and information currently available to management. Although Pinnacle believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Such statements are subject to certain risks, uncertainties and assumptions, including those set forth in our filings with the Securities and Exchange Commission, which are available to investors at our web-site or online from the Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove erroneous, actual results may vary materially from results that were anticipated or projected. Pinnacle does not intend to update these forward-looking statements before its next required filing with the Securities and Exchange Commission.

For further information, please contact Philip Reed at (901) 348-4257, or visit our Web site at www.nwairlink.com.











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                             PINNACLE AIRLINES CORP.
           CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                              THREE MONTHS ENDED MARCH 31,
                                                              ----------------------------
                                                                 2006              2005
                                                              ---------          ---------
Operating revenues
  Regional airline services                                   $ 205,005          $ 192,751
  Other                                                           2,084              1,981
                                                              ---------          ---------
Total operating revenues                                        207,089            194,732

Operating expenses
  Salaries, wages and benefits                                   34,427             31,482
  Aircraft fuel                                                  26,701             25,462
  Aircraft maintenance, materials and repairs                    10,262              7,238
  Aircraft rentals                                               66,031             63,306
  Other rentals and landing fees                                 11,251             10,142
  Ground handling services                                       22,359             22,664
  Depreciation                                                      962                962
  Other                                                          13,567             13,405
                                                              ---------          ---------
Total operating expenses                                        185,560            174,661
                                                              ---------          ---------
Operating income                                                 21,529             20,071
Operating income as a percentage of operating revenues             10.4%              10.3%

Nonoperating income (expense)
   Interest expense                                              (1,500)            (1,087)
   Interest income                                                  504                155
   Miscellaneous income, net                                         28                 --
   Gain on extinguishment of debt                                    --             18,000
                                                              ---------          ---------
Total nonoperating income (expense)                                (968)            17,068
                                                              ---------          ---------

Income before income taxes                                       20,561             37,139
Income tax expense                                                7,265             13,807
                                                              ---------          ---------
Net income                                                    $  13,296          $  23,332
                                                              =========          =========

Basic and diluted earnings per share                          $    0.61          $    1.06
                                                              =========          =========

Shares used in computing basic earnings per share                21,945             21,908
                                                              =========          =========
Shares used in computing diluted earnings per share              21,975             21,928
                                                              =========          =========





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                             PINNACLE AIRLINES CORP.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                        (IN THOUSANDS, EXCEPT SHARE DATA)

                                                              MARCH 31,     DECEMBER 31,
                                                                2006            2005
                                                              ---------     ------------
                                                             (UNAUDITED)
ASSETS

Current assets

Cash and cash equivalents                                     $  33,481       $  31,567

Short-term investments                                           57,200          44,160

Receivables, net of allowance                                    33,694          30,190

Spare parts and supplies, net                                     6,593           6,368

Prepaid expenses and other assets                                 9,936           5,623

Deferred income taxes, net of allowance                           9,308           9,146
                                                              ---------       ---------
    Total current assets                                        150,212         127,054

Property and equipment
  Aircraft and rotable spares                                    39,136          39,362
  Other property and equipment                                   19,641          19,209
  Office furniture and fixtures                                   2,010           2,002
                                                              ---------       ---------
                                                                 60,787          60,573
  Less accumulated depreciation                                 (18,971)        (18,038)
                                                              ---------       ---------
Net property and equipment                                       41,816          42,535

Other assets, primarily aircraft deposits                        22,010          22,155

Debt issuance costs, net                                          4,142           4,198

Contractual rights under airline services agreement, net         14,135          14,435

Goodwill, net                                                    18,422          18,422
                                                              ---------       ---------
Total assets                                                  $ 250,737       $ 228,799
                                                              =========       =========


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                             PINNACLE AIRLINES CORP.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                        (IN THOUSANDS, EXCEPT SHARE DATA)

                                                                                 MARCH 31,      DECEMBER 31,
                                                                                   2006            2005
                                                                                 ---------      ------------
                                                                                (UNAUDITED)
LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
  Accounts payable                                                               $  18,957       $  12,945
  Accrued expenses                                                                  24,618          25,158
  Line of credit with First Tennessee                                               17,000          17,000
  Income taxes payable                                                              20,789          17,756
  Other current liabilities                                                          7,488           7,161
                                                                                 ---------       ---------
         Total current liabilities                                                  88,852          80,020
Deferred income taxes                                                                7,540           7,426
Other liabilities                                                                    1,298           1,735
Senior convertible notes                                                           121,000         121,000

Commitments and contingencies

Stockholders' equity

  Preferred stock, par value $0.01 per share; 1,000,000 shares authorized,
    no shares issued                                                                    --              --

  Series A preferred stock, stated value $100 per share; one share
    authorized and issued                                                               --              --

  Series common stock, par value $0.01 per share; 5,000,000 shares
    authorized; no shares issued                                                        --              --

Common stock, $0.01 par value; 40,000,000 shares authorized, 22,080,585 and
   21,945,260 shares issued, respectively                                              221             219

Additional paid-in capital                                                          85,681          85,550

Accumulated deficit                                                                (53,855)        (67,151)
                                                                                 ---------       ---------
           Total stockholders' equity                                               32,047          18,618
                                                                                 ---------       ---------
           Total liabilities and stockholders' equity                            $ 250,737       $ 228,799
                                                                                 =========       =========





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                             PINNACLE AIRLINES CORP.
           CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
                                 (IN THOUSANDS)


                                                       THREE MONTHS ENDED MARCH 31,
                                                       ----------------------------
                                                           2006           2005
                                                         --------       --------
Cash provided by operating activities                    $ 15,466       $  7,219
Cash used in investing activities                         (13,552)        (2,152)
Cash provided by financing activities                          --          9,663
                                                         --------       --------
Net increase in cash and cash equivalents                   1,914         14,730
Cash and cash equivalents at beginning of period           31,567         34,912
                                                         --------       --------
Cash and cash equivalents at end of period               $ 33,481       $ 49,642
                                                         ========       ========


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                            PINNACLE AIRLINES CORP.
               RECONCILIATION OF NON-GAAP DISCLOSURES (UNAUDITED)


                                                                    THREE MONTHS ENDED MARCH 31,
                                                              ----------------------------------------
                                                                                            % INCREASE
                                                                 2006            2005       (DECREASE)
                                                              ----------      ----------    ----------
                                                               (IN THOUSANDS, EXCEPT PER SHARE DATA)
NET INCOME:

Net income in accordance with GAAP                            $   13,296      $   23,332        (43)%
  Deduct: Gain on repurchase of debt, net of related tax              --         (11,302)       100%
                                                              ----------      ----------       ----
Pro forma net income                                          $   13,296      $   12,030         11%
                                                              ==========      ==========       ====

BASIC AND DILUTED EPS:

Basic and diluted EPS in accordance with GAAP                 $     0.61      $     1.06        (42)%

Deduct: Gain on repurchase of debt, net of related tax                --           (0.51)       100%
                                                              ----------      ----------       ----
Pro forma basic and diluted EPS                               $     0.61      $     0.55         11%
                                                              ==========      ==========       ====





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                             PINNACLE AIRLINES CORP.
                        OPERATING STATISTICS (UNAUDITED)


                                                               THREE MONTHS ENDED MARCH 31,
                                                          ---------------------------------------
                                                            2006              2005         CHANGE
                                                          ----------       ----------      ------
OTHER DATA:
Revenue passengers (in thousands)                              2,015            1,669        21%
Revenue passenger miles (in thousands) (1)                   971,806          817,662        19%
Available seat miles (in thousands)                        1,341,668        1,288,500         4%
Passenger load factor (2)                                       72.4%            63.5%      8.9 pts.
Operating revenue per available seat mile (in cents)           15.44            15.11         2%
Operating costs per available seat mile (in cents)             13.83            13.56         2%
Operating revenue per block hour                          $    2,018       $    1,945         4%
Operating costs per block hour                            $    1,808       $    1,744         4%
Block hours                                                  102,597          100,143         2%
Cycles                                                        61,265           57,096         7%
Average daily utilization (block hours)                         9.19             9.34        (2%)
Average stage length (miles)                                     473              492        (4%)
Number of operating aircraft (end of period)                     124              123         1%
Employees (end of period)                                      3,548            3,350         6%
--------------------------------------------------------------------------------------------------

(1) Revenue passenger miles represents the number of miles flown by revenue passengers.

(2) Passenger load factor equals revenue passenger miles divided by available seat miles.